Inventories	12 Months Ended
Dec. 31, 2023
Classes of current inventories [abstract]
Inventories
10 Inventories
Inventories are comprised of the following:

	As of December 31,
In thousands of USD	2022	2023
Merchandise available for sale	13,920	10,868
Less: Provision for slow moving and obsolete inventories	(2,483)	(1,169)
Total Inventories	11,437	9,699
The total cost of inventory, which consists primarily of the purchase price of customer products, recognized as an expense in the consolidated profit or loss was USD 75,657 thousand (2022: USD 77,927 thousand and 2021: USD 60,972 thousand). The total cost of revenue amounted to USD 79,298 thousand (2022: USD 85,127 thousand and 2021: USD 66,156 thousand) and consists primarily of the cost of inventory.
The amount of write-down of inventories recognized in the consolidated profit or loss was USD 414 thousand (2022: USD 2,221 thousand and 2021: USD 765 thousand). The amount of reversal of write-down recognized as reduction in the amount of inventories recognized as an expense in the consolidated profit or loss was USD 199 thousand (2022: USD 274 thousand and 2021: USD 349 thousand). The reversal of write-down primarily arises from our ability to increase the net realizable value of certain inventory items through price increases, driving higher margins.